                                                                    EXHIBIT 3.9

                                 [QUEBEC LOGO]


                          CERTIFICATE OF INCORPORATION
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                           I hereby attest that


                           9003-6344 QUEBEC INC.


                           has amended its articles on MARCH 31, 1994, pursuant to Part IA of the Companies Act, as indicated in the attached articles of amendment.







FILED IN THE REGISTER ON APRIL 15, 1994
UNDER DESIGNATING NO. 11402884176

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

S110I6Q71943MA

[Government of
Quebec logo] Government of Quebec
             INSPECTOR GENERAL OF
             FINANCIAL INSTITUTIONS                Form 1
                                                   ARTICLES OF INCORPORATION
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A


-------------------------------------------------------------------------------------------------------------
1.  Company Name
9003-6344 QUEBEC INC.

-------------------------------------------------------------------------------------------------------------
2.  Judicial district of Quebec       3.  Precise or minimum and          4.  Date of coming into force if
where the Company has its head        maximum number of directors         prior to filing date
office                                Minimum: 1
Montreal                              Maximum: 10
-------------------------------------------------------------------------------------------------------------
5.  Description of share capital
See Schedule A, which is an integral part of this filing.

-------------------------------------------------------------------------------------------------------------
6.  Restrictions on transfer of shares, if any
See Schedule B, which is an integral part of this filing.

-------------------------------------------------------------------------------------------------------------
7.  Limits imposed on its activity, if any
         N/A

-------------------------------------------------------------------------------------------------------------
8.  Other provisions
See Schedule C which is an integral part of this filing.

-------------------------------------------------------------------------------------------------------------
9.  Incorporators

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Last name, first name        Address including postal       Occupation             Signature of each
                             code                                                  incorporator
                             (if corporation,                                      (if corporation,
                             indicate head office and                              signature of authorized
                             incorporating law                                     person)
-------------------------------------------------------------------------------------------------------------
FONDATEURS INTELTEX INC      651 Notre-Dame West            President              [signed]
INTELTEX INCORPORATORS INC.  Montreal, Quebec
                             H3C 1J1

                             Canada Business
                             Corporation Act
-------------------------------------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.


------------------------------
For official use only:
Gouvernement du Quebec
        filed on
        March 31, 1994
Inspector General of
Financial Institutions
------------------------------

                                   SCHEDULE A


                                 RESPECTING THE

                                  SHARE CAPITAL

The unlimited share capital of the Company consists of seven (7) classes which have the following rights, privileges, conditions and restrictions:

A) CLASS A SHARES: The number of Class A shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND AND PARTICIPATION. Subject to the rights and privileges conferred by the other classes of shares, the Class A shareholders, equally with the Class B shareholders, are entitled to:

                  a) participate in the property, profits and surplus assets of the Company, and for that purpose receive any dividend declared by the Company; and

                  b) share in the residue of property upon the liquidation of the Company.

         2) RESTRICTION. In addition to the conditions imposed by section 123.70 of the COMPANIES ACT, the Company may not pay any dividend on the Class A shares or buy these shares by private agreement if, by so doing, the liquidation value of the net assets of the Company does not suffice to redeem the Class D and E shares.

         3) RIGHT TO VOTE. The Class A shareholders have the right to vote at any meeting of shareholders of the Company, and each Class A share confers on them one (1) vote, except at a meeting where the right to vote is limited to another class of shareholders.

         4) RIGHT OF EXCHANGE. Subject to the joint approval of the directors of the Company and the shareholders who own the majority of the Class D shares outstanding, the Class A shareholders have the right to demand, with respect to some or all of their shares, and on request, the issuance of one Class D share in exchange for any Class A share according to the following proportions: the conversion rate will be one Class D share for each Class A share exchanged, the new Class D share for an amount identical to the amount paid to the appropriate subdivision of the issued and paid-up share capital account for the Class A share exchanged.

                  If they wish to exercise their right of exchange, the Class A shareholders shall present to the head office of the Company or the office of its transfer agent written notice indicating the number of such Class A shares they wish to exchange. This notice shall be accompanied by the certificate for the Class A shares that are the object of the exchange and bears the signature of the persons who are registered in the books of the Company as holder of these Class A shares or the signature of their duly authorized agent. When it receives this notice and the certificate for the Class A shares that are the subject of an exchange, the Company shall prepare a certificate representing the Class D shares it issues in consideration for the exchange and, in case of partial exchange of the shares that the certificate presented to the Company represents, prepares at no charge a new certificate that represents the Class A shares not included in the exchange.

                  The Class A shares so exchanged are automatically cancelled on the date of their exchange, an, in accordance with the provisions of sections 123.50 and 123.51 of the COMPANIES ACT, the Company amends the subdivisions of the issued and paid-up share capital account attached to classes A and D.

B) CLASS B SHARES: The number of Class A shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND AND PARTICIPATION. Subject to the rights and privileges conferred by the other classes of shares, the Class B shareholders equally with the Class A shareholders are entitled to:

                  a) participate in the property, profits and surplus assets of the Company, and for that purpose receive any dividend declared by the Company; and

                  b) share in the residue of property upon the liquidation of the Company.

         2) RESTRICTION. In addition to the conditions imposed by section 123.70 of the COMPANIES ACT, the Company may not pay any dividend on Class B shares or buy these shares by private agreement if, by so doing, the liquidation value of the net assets of the Company does not suffice to redeem the Class D and E shares.

         3) RIGHT TO VOTE. The Class B shareholders have the right to vote at any meeting of the shareholders of the Company, and each Class B share confers on them one (1) vote except at a meeting where the right to vote is limited to another class of shareholders.

C) CLASS C SHARES: The number of Class C shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND AND PARTICIPATION. The Class C shareholders do not participate in the profits or surplus assets of the Company and for this purpose have no right to any dividend declared by the Company.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the Company, each Class C shareholder is entitled, with priority over the shareholders of all other classes, to the reimbursement of the amount paid to the subdivision of the issued and paid-up share capital account that is attached to the Class C shares.

         3) RIGHT TO VOTE. The Class C shareholders have the right to vote at any meeting of the shareholders of the Company, and each Class C share confers on them one (1) vote, except at a meeting at which the right to vote is limited to shareholders of another class.

         4) AUTOMATIC REDEMPTION. Subject to the provisions of the second paragraph of section 123.54 of the COMPANIES ACT, the Company automatically redeems the Class C shares a shareholder owns at his death. The Company has a period of thirty (30) days from the date of death to pay the executors or administrators of the deceased a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class C shares, upon receipt of the certificates representing the redeemed shares.

                  The Class C shares so redeemed are cancelled on the date of their redemption, and in accordance with the provisions of section
         123.51 of the COMPANIES ACT, the Company reduces the subdivision of the issued and paid-up share capital account that is attached to the Class C shares.

         5) RIGHT TO PURCHASE. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may, at any time when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class C shares outstanding.

                  The Class C shares so purchased are automatically cancelled on the date of their purchase, and the Company, in accordance with the provisions of section

         123.51 of the COMPANIES ACT, reduces the subdivision of the issued and paid-up share capital account that is attached to the Class C shares.

         6) RIGHT OF VETO. No conversion of Class C shares and no creation of shares of other classes with the same rank or ranking ahead of the Class C shares may be authorized and the above provisions related to the Class C shares may not be amended nor may those related to the shares of other classes in a way to confer on these shares rights and privileges equal or superior to those attached to the Class C shares unless such creation, conversion or amendment has been approved by the vote of at least 3/4 of the Class C shares represented by their present holders or represented at a special or special general meeting called for this purpose, in addition to the other formalities provided by the COMPANIES ACT.

D) CLASS D SHARES: The number of Class D shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND. When the Company declares a dividend, each Class D shareholder is entitled to receive up to the dividend declared, in priority over shareholders of classes A, B, E, F and G, from the funds applicable to the payment of dividends a monthly, preferred, non-cumulative dividend of one percent (1%) per month, calculated on the "redemption value" of the Class D shares, as paragraph 5) below defines this "redemption value". The Company may not declare any dividend for more than one month at a time, and it is the responsibility of the directors to determine the date, time and conditions of its payment.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a partial or total distribution of the assets of the Company, the Class D shareholders are entitled, in priority over the shareholders of classes A, B, E, F and G and but subsequent to shareholders of Class C shares, to payment of the "redemption value" of the Class D shares, as paragraph 5) below defines this "redemption value", to which is added the amount of the dividends declared but not paid with respect to Class D shares.

         3) ADDITIONAL PARTICIPATION. The Class D shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

         4) RIGHT TO VOTE. Subject to the provisions of the COMPANIES ACT, each Class D shareholder does not have the right on this basis alone to vote at the meetings of the shareholders of the Company, nor to attend them or receive notice of them.

         5) RIGHT OF REDEMPTION. Subject to the provisions of section 123.54 of the COMPANIES ACT, Class D shareholders have the right, at any time and on written request, to demand the redemption of some or all of their shares by the Company at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class D shares, plus a premium equal to the difference between, on the one hand, the amount paid to the subdivision of the issued and paid-up share capital account attached to Class D shares, and on the other hand, the fair market value of Class A shares at the time of their exchange for Class D shares.

                  The redemption price so determined constitutes the "redemption value" of Class D shares, to which is added, where appropriate, the amount that the Company has declared as dividends but not paid on these Class D shares. The Company and the Class D shareholders base themselves on the fair market value of the Class A shares at the time of their exchange for Class D shares when fixing the value of the premium described above.

                  In case of disagreement with the federal or provincial revenue departments, the official evaluation of the fair market value of the Class A shares at the time of their exchange prevails, and the amount of the premium is adjusted accordingly, if the department provides the Company and the Class D shareholder the opportunity to contest the evaluation with the department or in court. In case of divergence between the federal and provincial evaluations, the amount of the premium corresponds to the lower of the evaluations set in accordance with a non-disputed assessment or a final judgment, as appropriate.

                  The Class D shares so purchased are automatically cancelled on the date of their purchase, and the Company reduces, in accordance with the provisions of section 123.51 of the COMPANIES ACT the subdivision of the issued and paid-up share capital account attached to the Class D shares.


         6) RIGHT TO PURCHASE. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company, when it deems it appropriate and without giving notice or taking into account other classes of shares, may purchase by private agreement and at the best possible price, some or all of the Class D shares outstanding. This purchase price shall however never exceed the above redemption price or the liquidation value of the net assets of the Company.

                  The Class D shares so purchased are automatically cancelled on the date of their purchase, and in accordance with the provisions of article 123.51 of the COMPANIES ACT, the Company reduces the subdivision of the issued and paid-up share capital account attached to Class D shares.

         7) RIGHT OF VETO. No conversion of Class D shares and no creation of shares of other shares with the same rank or ranking ahead of the Class D shares may be authorized and the above provisions related to the Class D shares may not be amended nor those related to the shares of other classes in a way to confer on these shares rights and privileges equal or superior to those attached to the Class D shares unless such creation, conversion or amendment has been approved by the vote of at least 3/4 of the Class D shares represented by their present holders or represented at a special or special general meeting called for this purpose, in addition to the other formalities provided by the COMPANIES ACT.


E) CLASS E SHARES: The number of Class E shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND. When the Company declares a dividend, each Class E shareholder is entitled to receive up to the dividend declared, with priority over shareholders in classes A, B, F and G but subsequent to holders of Class D shares, from the funds applicable to the payment of dividends a monthly, preferred non-cumulative dividend of a maximum of one percent (1%) per month, calculated on the "redemption value" of the Class E shares, as this "redemption value" is defined in paragraph 5) below. The Company may not declare any dividend for more than one month at a time and it is the responsibility of the directors to determine the time and conditions of its payment.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the Company, the Class E shareholders, with priority over holders of classes A, B, F and G shares but subsequent to shareholders of Class C and D shares, are entitled to the payment of the "redemption value" of the Class E shares as this "redemption value" is defined in paragraph 5) below, to which value is added, where appropriate, the amount of the dividends declared but not paid with respect to Class E shares.

         3) ADDITIONAL PARTICIPATION. The Class E shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

         4) RIGHT TO VOTE. Subject to the provisions of the COMPANIES ACT, the Class E shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

         5) RIGHT OF REDEMPTION. Subject to the provisions of section 123.54 of the COMPANIES ACT, Class E shareholders are entitled at any time to demand, on written request, the redemption of some or all of their shares by the Company at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class E shares, plus a premium equal to on the one hand the fair market value of the consideration received by the Company at the issuance of these Class E share in consideration for their issuance and on the other, the total consisting of:

                  a) the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class E shares and

                  b) the fair market value of any asset, other than a Class E share, given by the Company in payment of this consideration.

                  The redemption price so determined constitutes the "redemption value" of Class E shares, to which is added, where appropriate, the amount that the Company pays as declared dividends but not paid on these Class E shares. The Company and the subscriber of Class E shares determine by mutual agreement upon the issuance of the Class E shares the fair market value of the above consideration. In case of disagreement with the federal or provincial revenue departments, the official evaluation of the fair market value of this consideration prevails, and the amount of the premium is adjusted accordingly, if the department provides the Company and the Class E shareholder the opportunity to contest the evaluation with the department or in court. In case of divergence between the federal and provincial evaluations, the amount of the premium corresponds to the lower of the evaluations set in accordance with a non-disputed assessment or a final judgment, as appropriate.

                  The Company proceeds to the redemption of the Class E shares without taking into account the other classes of shares and has a period of thirty (30) days from the date of redemption to pay the redemption price to the former Class E shareholder. If the provisions of section 123.54 of the COMPANIES ACT do not allow this deadline to be respected, the Company pays a first portion of the redemption price within the thirty (30) day period and pays any unpaid balance as soon as it can legally do so.

                  The Class E shares so redeemed from their holder are automatically cancelled on the date of their redemption, and the Company, in accordance with the provisions of article 123.51 of the COMPANIES ACT, reduces the subdivision of the issued and paid-up share capital account attached to Class E shares.


                  Moreover, if all Class E shares have already been redeemed when an adjustment occurs, the Company shall pay the holders, as soon as it may legally do so, the amount of any additional premium, if the adjustment is upward, or the holders shall reimburse the Company the amount of excess premium received if the adjustment is downward, with interest at the highest of the rates prescribed under section 28 of the ACT RESPECTING THE MINISTERE DU REVENUE (R.S.Q. chap M-31) or section 4301 of the federal INCOME TAX REGULATION, as fixed for the periods concerned, all pro-rated to the Class E shares held by each holder. If only one portion of the Class E shares had then been redeemed, the proportion of the additional payment or reimbursement, as appropriate, corresponding to the shares already redeemed, shall be made as soon as legally possible, with the interest at the rate determined above, and relative to shares remaining to be redeemed, the amount of the premium for these shares modified up or down, as appropriate.

         6) RIGHT TO PURCHASE. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may at any time, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class E shares outstanding. However, this purchase price shall never exceed the total redemption price indicated in paragraph 5) above or exceed the liquidation value of the net assets of the Company.

                  The Class E shares so purchased are automatically cancelled on the date of their purchase, and in accordance with the provisions of section 123.51 of the COMPANIES ACT, the Company reduces the subdivision of the issued and paid-up share capital account attached to the Class E shares.

         7) RIGHT OF VETO. No conversion of Class E shares and no creation of shares of other shares with the same rank or ranking ahead of the Class E shares may be authorized and the above provisions related to the Class E shares or those related to the shares of other classes may not be amended in a way to confer on these shares rights and privileges equal or superior to those attached to the Class E shares unless such creation, conversion or amendment has been approved by the vote of at least 3/4 of the Class E shares represented by their present holders or represented at a special or special general meeting called for this purpose, in addition to the other formalities provided by the COMPANIES ACT.


F) CLASS F SHARES: The number of Class F shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND. When the Company declares a dividend, the Class F shareholders are entitled to receive up to the dividend declared, in priority over shareholders in classes A, B and G but subsequent to shareholders of classes D and E, from the funds applicable to the payment of dividends an annual, preferred non-cumulative dividend of one dollar ($1) per share; it is the responsibility of the directors to determine the time and conditions of its payment.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the Company, the Class F shareholders are entitled, in priority over the shareholders of Class A, B and G shares but subsequent to shareholders of Class C, D and E shares, to the reimbursement of the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to Class F, to which is added the amount of dividends declared but not paid on the Class F shares.

         3) ADDITIONAL PARTICIPATION. The Class F shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

         4) RIGHT TO VOTE. Subject to the provisions of the COMPANIES ACT, the Class F shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

         5) RIGHT OF REDEMPTION. Subject to the provisions of section 123.54 of the COMPANIES ACT, Class F shareholders are entitled, at any time and on their written request to demand the redemption of some or all of their shares by the Company at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class F shares, to which is added, if any, the amount of dividends declared but not paid on these Class F shares. The Company proceeds with the redemption immediately upon receiving the request for redemption and has a period of thirty (30) days to pay the former Class F shareholders the redemption price for their shares. If the provisions of section 123.54 of the COMPANIES ACT do not allow this deadline to be respected, the Company pays a first portion of the redemption price within the thirty (30) day period and pays any unpaid balance as soon as it may legally do so.

                  The Class F shares so redeemed are automatically cancelled on the date of their purchase, and in accordance with the provisions of section 123.51 of the COMPANIES ACT, the Company reduces the subdivision of the issued and paid-up share capital account attached to the Class E shares.

         6) RIGHT TO PURCHASE. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may, at any time, when deemed appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class F shares outstanding.

                  The Class F shares so purchased are automatically cancelled on the date of their purchase, and in accordance with the provisions of section 123.51 of the COMPANIES ACT, the Company reduces the subdivision of the issued and paid-up share capital account attached to the Class F shares.

         7) RIGHT OF VETO. No conversion of Class F shares and no creation of shares of other shares with the same rank or ranking ahead of the Class F shares may be authorized and the above provisions related to the Class F shares or those related to the shares of other classes may not be amended in a way to confer on these shares rights and privileges equal or superior to those attached to the Class F shares unless such creation, conversion or amendment has been approved by the vote of at least 3/4 of the Class F shares represented by their present holders or represented at a special or special general meeting called for this purpose, in addition to the other formalities provided by the COMPANIES ACT.


G) CLASS G SHARES: The number of Class G shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND. When the Company declares a dividend, the Class G shareholders are entitled to receive up to the dividend declared, in priority over shareholders in classes A and B but subsequent to shareholders of classes D, E and F, from the funds applicable to the payment of dividends an annual preferred non-cumulative dividend of one dollar ($1) per share; it is the responsibility of the directors to determine the time and conditions for its payment.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the Company, each Class G shareholder is entitled, in priority over the shareholders of Class A and B shares but subsequent to shareholders of Class C, D, E and F shares, to the reimbursement of the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to Class G shares, to which is added, if any, the amount of dividends declared but not paid on the Class G shares.

         3) ADDITIONAL PARTICIPATION. The Class G shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

         4) RIGHT TO VOTE. Subject to the provisions of the COMPANIES ACT, the Class G shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

         5) RIGHT OF UNILATERAL REDEMPTION. Subject to the provisions of section
         123.53 of the COMPANIES ACT, the Company may, when it deems it appropriate and on written notice of thirty (30) days, unilaterally redeem the Class G shares at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class G shares, to which is added the amount of dividends declared but not paid with respect to these shares. If the Company proceeds to a partial redemption, it occurs proportionally to the number of Class G shares outstanding, without consideration for fractions of shares.

                  The Class G shares so redeemed are automatically cancelled on the date of their redemption and in accordance with the provisions of section 123.51 of the COMPANIES ACT, the Company reduces the subdivision of the issued and paid-up share capital account attached to the Class G shares.

         6) RIGHT TO PURCHASE. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may at any time deemed appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class G shares outstanding.

                  The Class G shares so purchased are automatically cancelled on the date of their purchase, and in accordance with the provisions of section 123.51 of the COMPANIES ACT, the Company reduces the subdivision of the issued and paid-up share capital account attached to the Class G shares.

         7) RIGHT OF VETO. No conversion of Class G shares and no creation of shares of other shares with the same rank or ranking ahead of the Class G shares may be authorized and the above provisions related to the Class G shares may not be amended nor those related to the shares of other classes in a way to confer on these shares rights and privileges equal or superior to those attached to the Class G shares unless such creation, conversion or amendment has been approved by the vote of at least 3/4 of the Class G shares represented by their present holders or represented at a special or special general meeting called for this purpose, in addition to the other formalities provided by the COMPANIES ACT.

                                   SCHEDULE B

                                   respecting

                                 RESTRICTIONS ON

                               TRANSFERS OF SHARES

No transfer of shares of the Company may be made without the consent of the directors, which must be attested by a resolution of the Board of Directors. This consent may however be given after the transfer has been registered in the books of the Company, in which case it will be valid and take effect retroactively on the date of the registration of the transfer of shares.

                                   SCHEDULE C

                                   respecting

                                OTHER PROVISIONS

1.       PRIVATE COMPANY

         The Company will be a "private Company" in the meaning of the SECURITIES Act (R.S.Q. chap. V-1, section 5) and accordingly:

         a)   the number of shareholders of the Company is limited to fifty
              (50), not counting those who are or have been employees of the Company or a subsidiary; two persons or more who jointly hold one or more shares are counted as a single shareholder; and

         b)   any public offering by the Company is prohibited.



2.       POWER TO BORROW

         In addition to the powers conferred by its by-laws and without restricting the scope of the powers conferred by section 77 of the Companies Act, R.S.Q., chap. C-38, the directors may, when they deem it opportune and without having to obtain the authorization of the shareholders:

         a)   borrow money on the credit of the Company;

         b) issue or reissue bonds or other securities of the Company and given them in guarantee or sell them for the prices and amounts deemed appropriate;

         c) guarantee on behalf of the Company the execution of an obligation on another person, subject to the determination of the fact that the Company can or will be able to discharge its liability on time and that the book value of its assets will not be less than the total value of its liabilities and its issued and paid-up share capital account;

         d) mortgage the buildings and immovables or otherwise encumber the movables of the Company in any way; and

         e) delegate one or more of the above powers to a director, an executive committee, a committee of the Board of Directors or an officer of the Company.

                                 [QUEBEC LOGO]


                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                           I hereby attest that


                           GROUPE DE DIVERTISSEMENT
                           SUPERCLUB INC.


                           has amended its articles on NOVEMBER 23, 1994, pursuant to Part IA of the Companies Act, as indicated in the attached articles of amendment.







FILED IN THE REGISTER ON DECEMBER 13, 1994
UNDER DESIGNATING NO. 11402884176

                                                                        [signed]
                              Acting Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

S130D16D71G43MA

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

-------------------------------------------------------------------------------------------------------------
1   Company Name

         Groupe de Divertissement SuperClub Inc.
-------------------------------------------------------------------------------------------------------------
2   Current address of the Company
                           300 VIGER AVENUE EAST
                           MONTREAL
                           QUEBEC   H2X 3W4
-------------------------------------------------------------------------------------------------------------
3   |_|  Petition submitted under section 123.140 ff. of the Companies Act

4   The articles of the Company are amended as follows:

         The texts of Schedules A, B and C are replaced by the texts appended hereto.









-------------------------------------------------------------------------------------------------------------
4.   Date of coming into force if different from date of     5. Name of Company (or designation no.) prior to
     filing (see instructions)                                  the amendment if different from that
                                                                appearing in box 1:
                         N/A                                           9003-6344 QUEBEC INC.

------------------------------------------------------- -----------------------------------------------------

If more space is required, provide an attachment in 2 copies.

Signature of the authorized director:   [signed]
                                        Soly, Richard

-----------------------------
For official use only:

Gouvernement du Quebec
        filed on
        November 23, 1994

Inspector General of
Financial Institutions
-----------------------------

                                   SCHEDULE A

                                 RESPECTING THE

                                  SHARE CAPITAL

The unlimited share capital of the Company consists of eight (8) classes which have the following rights, privileges, conditions and restrictions:

A) CLASS A SHARES: The number of Class A shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND AND PARTICIPATION. Subject to the rights and privileges conferred by the other classes of shares, the Class A shareholders, equally with the Class B and H shareholders, are entitled to:

                  a) participate in the property, profits and surplus assets of the Company, and for that purpose receive any dividend declared by the Company; and

                  b) share in the residue of property upon the liquidation of the Company.

2) RESTRICTION. In addition to the conditions imposed by section 123.70 of the COMPANIES ACT, the Company may not pay any dividend on the Class A shares or buy these shares by private agreement if, by so doing, the liquidation value of the net assets of the Company does not suffice to redeem the Class D and E shares.

3) RIGHT TO VOTE. The Class A shareholders have the right to vote at any meeting of shareholders of the Company, and each Class A share confers on them one (1) vote, except at a meeting where the right to vote is limited to another class of shareholders.

4) RIGHT OF EXCHANGE. Subject to the joint approval of the directors of the Company and the shareholders who own the majority of the Class D shares outstanding, the Class A shareholders have the right to demand, with respect to some or all of their shares, and on request, the issuance of one Class D share in exchange for any Class A share according to the following ratios: the conversation rate will be one Class D share for each Class A share exchanged, the new Class D share bearing an identical amount to the amount paid to the appropriate subdivision of the issued and paid-up share capital account for the Class A share exchanged.

         If they wish to exercise their right of exchange, the Class A shareholders shall present to the head office of the Company or the office of its transfer agent written notice indicating the number of such Class A shares they wish to exchange. This notice shall be accompanied by the certificate for the Class A shares that are the object of the exchange and bears the signature of the persons who are registered in the books of the Company as holder of these Class A shares or the signature of their duly authorized agent. When it receives this notice and the certificate for the Class A shares that are the subject of an exchange, the Company shall prepare a certificate representing the Class D shares it issues in consideration for the exchange and, in case of partial exchange of the shares that the certificate presented to the Company represents, prepares at no charge a new certificate representing the Class A shares not part of the exchange.

         The Class A shares so exchanged are automatically cancelled on the date of their exchange, and the Company amends, in accordance with the provisions of sections 123.50 and 123.51 of the COMPANIES ACT, the subdivisions of the issued and paid-up share capital account attached to classes A and D.

B) CLASS B SHARES: The number of Class B shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND AND PARTICIPATION. Subject to the rights and privileges conferred by the other classes of shares, the Class B shareholders equally with the Class A and H shareholders are entitled to:

                  a) participate in the property, profits and surplus assets of the Company, and for that purpose receive any dividend declared by the Company; and

                  b) share in the residue of property upon the liquidation of the Company.

         2)       RESTRICTION. In addition to the conditions imposed by section
                  123.70 of the COMPANIES ACT, the Company may not pay any dividend on the Class B shares or buy these shares by private agreement if, by so doing, the liquidation value of the net assets of the Company does not suffice to redeem the Class D and E shares.

         3) RIGHT TO VOTE. The Class B shareholders have the right to vote at any meeting of the shareholders of the Company, and each Class B share confers on them one (1) vote except at a meeting where the right to vote is limited to another class of shareholders.


C) CLASS C SHARES: The number of Class C shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND AND PARTICIPATION. The Class C shareholders do not participate in the profits or surplus assets of the Company and for this purpose have no right to any dividend declared by the Company.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the Company, each Class C shareholder is entitled, in priority over the shareholders of all other classes, to the reimbursement of the amount paid to the subdivision of the issued and paid-up share capital account that is attached to the Class C shares.

         3) RIGHT TO VOTE. The Class C shareholders have the right to vote at any meeting of the shareholders of the Company, and each Class C share confers on them one (1) vote, except at a meeting at which the right to vote is limited to shareholders of another class.

         4) AUTOMATIC REDEMPTION. Subject to the provisions of the second paragraph of section 123.54 of the COMPANIES ACT, the Company shall automatically redeem the Class C shares a shareholder owns at his death. The Company has a period of thirty (30) days from the date of death to pay the executors or administrators of the deceased a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class C shares, upon receipt of the certificates representing the redeemed shares.

                  The Class C shares so redeemed are cancelled on the date of their redemption, and in accordance with the provisions of section 123.51 of the COMPANIES ACT, the Company shall reduce subdivision of the issued and paid-up share capital account that is attached to the Class C shares.

         5) RIGHT TO PURCHASE. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may, at any time when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class C shares outstanding.

                  The Class C shares so purchased are automatically cancelled on the date of their purchase, and in accordance with the provisions of section 123.51 of the COMPANIES ACT, the Company reduces the subdivision of the issued and paid-up share capital account that is attached to the Class C shares.


D) CLASS D SHARES: The number of Class D shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND. When the Company declares a dividend, each Class D shareholder is entitled to receive up to the dividend declared, in priority over shareholders of classes A, B, E, F, G and H, from the funds applicable to the payment of dividends a monthly preferred non-cumulative dividend of one percent (1%) per month, calculated on the "redemption value" of the Class D shares, as paragraph 5) below defines this "redemption value". The Company may not declare any dividend for more than one month at a time and it is the responsibility of the directors to determine the date, time and conditions of its payment.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, or voluntary or forced liquidation, there is a distribution of the assets of the Company, the Class D shareholders, in priority over the shareholders of classes A, B, E, F, G and H and but subsequent to shareholders of Class C shares, are entitled to the payment of the "redemption value" of the Class D shares, as paragraph 5) below defines this "redemption value," to which is added the amount of the dividends declared but not paid with respect to Class D shares.

         3) ADDITIONAL PARTICIPATION. The Class D shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

         4) RIGHT TO VOTE. Subject to the provisions of the COMPANIES ACT, Class D shareholders do not have the right on this basis alone to vote at the meetings of the shareholders of the Company, nor to attend them or receive notice of them.

         5)       RIGHT OF REDEMPTION. Subject to the provisions of section
                  123.54 of the COMPANIES ACT, Class D shareholders are entitled, at any time and on written request, to demand the redemption of some or all of their shares by the Company at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class D shares, plus a premium equal to the difference between, on the one hand, the amount paid to the subdivision of the issued and paid-up share capital account attached to Class D shares, and on the other hand, the fair market value of Class A shares at the time of their exchange for Class D shares.

                  The redemption price so determined constitutes the "redemption value" of Class D shares, to which is added, where appropriate, the amount that the Company has declared as dividends but not paid on these Class D shares. The Company and the Class D shareholders base themselves on the fair market value of the Class A shares at the time of their exchange for Class D shares when fixing the value of the premium described above.

                  In case of disagreement with the federal or provincial revenue departments, the official evaluation of the fair market value of the Class A shares at the time of their exchange prevails, and the amount of the premium is adjusted accordingly, if the department provides the Company and the Class D shareholder with the opportunity to contest the evaluation with the department or in court. In case of divergence between the federal and provincial evaluations, the amount of the premium corresponds to the lower of the evaluations set in accordance with a non-disputed assessment or a final judgment, as appropriate.

         6) RIGHT TO PURCHASE. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class D shares issued and outstanding. This purchase price shall however never exceed the above redemption price or the liquidation value of the net assets of the Company.

                  The Class D shares so purchased are automatically cancelled on the date of their purchase, and in accordance with the provisions of article 123.51 of the COMPANIES ACT, the Company reduces the subdivision of the issued and paid-up share capital account attached to Class D shares.


E) CLASS E SHARES: The number of Class E shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND. When the Company declares a dividend, each Class E shareholder is entitled to receive up to the dividend declared, with priority over shareholders in classes A, B, F, G and H but subsequent to holders of Class D shares, from the funds applicable to the payment of dividends a monthly, preferred non-cumulative dividend of a maximum of one percent (1%) per month, calculated on the "redemption value" of the Class E shares, as this "redemption value" is defined in paragraph 5) below. The Company may not declare any dividend for more than one month at a time and it is the responsibility of the directors to determine the time and conditions of its payment.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution or voluntary or forced liquidation, there is a distribution of the assets of the Company, the Class E shareholders, with priority over holders of classes A, B, F, G and H shares but subsequent to shareholders of Class C and D shares, is entitled to the payment of the "redemption value" of the Class E shares as this "redemption value" is defined in paragraph 5) below, to which value is added, where appropriate, the amount of the dividends declared but not paid with respect to Class E shares.

         3) ADDITIONAL PARTICIPATION. The Class E shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

         4) RIGHT TO VOTE. Subject to the provisions of the COMPANIES ACT, the Class E shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

         5)       RIGHT OF REDEMPTION. Subject to the provisions of section
                  123.54 of the COMPANIES ACT, Class E shareholders are entitled, at any time and at their discretion to demand, on written request, the redemption of some or all of their shares by the Company at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class E shares, plus a premium equal on the one hand to the fair market value of the consideration received by the Company at the issuance of these Class E share in consideration for their issuance and on the other, to the total consisting of:

                  a) the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class E shares and

                  b) the fair market value of any asset, other than a Class E share, given by the Company in payment of this consideration.

                  The redemption price so determined constitutes the "redemption value" of Class E shares, to which is added, where appropriate, the amount that the Company has declared as dividends but not paid on these Class E shares. The Company and the subscriber of the Class E shares determine the fair market value of the above consideration by mutual agreement upon the issuance of the Class E shares. In case of disagreement with the federal or provincial revenue departments, the official evaluation of the fair market value of this consideration prevails, and the amount of the premium is adjusted accordingly, if the department provides the Company and the Class E shareholder the opportunity to contest the evaluation with the department or in court. In case of divergence between the federal and provincial evaluations, the amount of the premium corresponds to the lower of the evaluations set in accordance with a non-disputed assessment or a final judgment, as appropriate.

                  The Company proceeds to the redemption of the Class E shares without taking into account the other classes of shares and has a period of thirty (30) days from the date of redemption to pay the redemption price to the former Class E shareholder. If the provisions of section 123.54 of the COMPANIES ACT do not allow this deadline to be respected, the Company pays a first portion of the redemption price within the thirty (30) day period and pays any unpaid balance as soon as it can legally do so.

         6)       RIGHT TO PURCHASE. Subject to the provisions of section
                  123.56 of the COMPANIES ACT, the Company may at any time, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class E shares outstanding. However, this purchase price shall never exceed the total redemption price indicated in paragraph
                  5) above or exceed the liquidation value of the net assets of the Company.

                  The Class E shares so purchased are automatically cancelled on the date of their purchase, and in accordance with the provisions of section 123.51 of the COMPANIES ACT, the Company reduces the subdivision of the issued and paid-up share capital account attached to the Class E shares.



F) CLASS F SHARES: The number of Class F shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND. When the Company declares a dividend, the Class F shareholders are entitled to receive up to the dividend declared, in priority over shareholders in classes A, B, G and H but subsequent to shareholders of classes D and E, from the funds applicable to the payment of dividends an annual, preferred non-cumulative dividend of one dollar ($1) per share; it is the responsibility of the directors to determine the time and conditions of its payment.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the Company, the Class F shareholders are entitled, in priority over the shareholders of Class A, B, G and H shares but subsequent to shareholders of Class C, D and E shares, to the reimbursement of the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to Class F, to which is added the amount of dividends declared but not paid on the Class F shares.

         3) ADDITIONAL PARTICIPATION. The Class F shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

         4) RIGHT TO VOTE. Subject to the provisions of the COMPANIES ACT, the Class F shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

         5)       RIGHT OF REDEMPTION. Subject to the provisions of section
                  123.54 of the COMPANIES ACT, Class F shareholders are entitled, at any time and at their written request, to demand the redemption of some or all of their shares by the Company at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class F shares, to which is added, if any, the amount of dividends declared but not paid on these Class F shares. The Company proceeds with the redemption immediately upon receiving the request for redemption and has a period of thirty (30) days to pay the former Class F shareholders the redemption price for their shares. If the provisions of section 123.54 of the COMPANIES ACT do not allow this deadline to be respected, the Company pays a first portion of the redemption price within the thirty (30) day period and pays any unpaid balance as soon as it can legally do so.

                  The Class F shares so redeemed are automatically cancelled on the date of their purchase, and in accordance with the provisions of section 123.51 of the COMPANIES ACT, the Company reduces the subdivision of the issued and paid-up share capital account attached to the Class E shares.

         6) RIGHT TO PURCHASE, Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may, at any time, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class F shares outstanding.

                  The Class F shares so purchased are automatically cancelled on the date of their purchase, and in accordance with the provisions of section 123.51 of the COMPANIES ACT, the Company reduces the subdivision of the issued and paid-up share capital account attached to the Class E shares.

G) CLASS G SHARES: The number of Class G shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND. When the Company declares a dividend, the Class G shareholders are entitled to receive up to the dividend declared, in priority over shareholders of classes A, B and H but subsequent to shareholders of classes D, E and F, from the funds applicable to the payment of dividends, an annual preferred non-cumulative dividend of one dollar ($1) per share; it is the responsibility of the directors to determine the time and conditions for its payment.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the Company, each Class G shareholder is entitled, in priority over the shareholders of Class A, B and H shares but subsequent to shareholders of Class C, D, E and F shares, to the reimbursement of the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to Class G shares, to which is added, where any, the amount of dividends declared but not paid on the Class G shares.

         3) ADDITIONAL PARTICIPATION. The Class G shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

         4) RIGHT TO VOTE. Subject to the provisions of the COMPANIES ACT, the Class G shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

         5)       RIGHT OF REDEMPTION. Subject to the provisions of section
                  123.53 of the COMPANIES ACT, the Company may, when it deems it appropriate and on written notice of thirty (30) days, unilaterally redeem the Class G shares at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class G shares, to which is added the amount of dividends declared but not paid with respect to these shares. If the Company proceeds to a partial redemption, it occurs proportionally to the number of Class G shares outstanding, without consideration for fractions of shares.

                  The Class G shares so redeemed are automatically cancelled on the date of their redemption and the Company, in accordance with the provisions of section 123.51 of the COMPANIES ACT, reduces the subdivision of the issued and paid-up share capital account attached to the Class G shares.

         6) RIGHT OF PURCHASE. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may, when it deems appropriate and without giving notice or taking into account other classes of shares, buy by private agreement and at the best possible price some or all of the Class G shares issued and outstanding.

                  The Class G shares so purchased are automatically cancelled at the date of their purchase on the date of their purchase, and in accordance with the provisions of section 123.51 of the COMPANIES ACT, the Company reduces the subdivision of its issued and paid-up share capital account attached to the Class G shares.


H) CLASS H SHARES: The number of Class H shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND AND PARTICIPATION. Subject to the rights and privileges conferred by other classes of shares, the Class H shareholders equally with the class A and B shareholders, are entitled to

                  a) participate in the property, profits and surplus assets of the Company and for this purpose receive any dividend declared by the Company; and

                  b) share in the residue of assets at the liquidation of the Company.

         2)       RESTRICTION. In addition to the conditions imposed by section
                  123.70 of the COMPANIES ACT, the Company may not pay any dividend on Class H shares or buy these shares by private agreement if by so doing the net asset liquidation value of the Company is not sufficient to redeem the Class D and E shares.

         3) RIGHT TO VOTE. Subject to the provisions of the COMPANIES ACT, the Class H shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

         4)       RIGHT OF REDEMPTION. Subject to the provisions of section
                  123.54 of the COMPANIES ACT, the Class H shareholders have, at any time and on written request, the right to demand the redemption by the Company of some or all of their share, at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class H shares. The Company proceeds with the redemption upon receipt of the redemption request and has, from that date, thirty (30) days to pay the former Class H shareholders the redemption price of their shares. If the provisions of section 123.54 of the COMPANIES ACT do not allow this deadline to be respected, the Company pays a first portion of the redemption price within the thirty (30) day period and pays any unpaid balance as soon as it can legally do so.

                  The Class H shares so redeemed at the request of a shareholder are automatically cancelled on the date of their redemption and the Company, in accordance with the provisions of section
                  123.54 of the COMPANIES ACT, reduces the subdivision of the issued and paid-up share capital account attached to the Class H shares.

                                   SCHEDULE B

                                   respecting

                       RESTRICTIONS ON TRANSFERS OF SHARES

No transfer of shares of the Company may be made without the consent of the directors, which must be attested by a resolution of the Board of Directors. This consent may however be given after the transfer has been registered in the books of the Company, in which case it will be valid and take effect retroactively on the date of the registration of the transfer of shares.

                                   SCHEDULE C

                                   respecting

                                OTHER PROVISIONS

1. The number of shareholders of the Company is limited to fifty (50), not including those who are or have been employees of the Company or a subsidiary; two persons or more who jointly hold one or more shares are counted as a single shareholder; and

2. Any public offering by the Company is prohibited.

3. The directors may, when they deem it opportune:

         a)       borrow money on the credit of the Company;

         b) issue bonds or other securities of the Company and given them in guarantee or sell them for the prices and amounts deemed appropriate;

         c) mortgage the buildings and immovables or otherwise encumber the movables of the Company in any way.


No provision of the above paragraphs limits or restricts the borrowings made by the Company by means of bills of exchange or notes made, drawn, accepted or endorsed by the Company or on its behalf.